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                                  Exhibit 10.37
                                TAB PRODUCTS CO.
                       NONQUALIFIED STOCK OPTION AGREEMENT

     Tab Products Co. hereby grants to Gary Ampulski (the "OPTIONEE") an option (the "OPTION") to purchase a total of 250,000 shares (the "NUMBER OF OPTION SHARES") of the common stock of the Company at an exercise price of $2.125 per share (the "EXERCISE PRICE") and in the manner and subject to the provisions of this Option Agreement. This Option has not been granted pursuant to the Company's stock option plan. For purposes of this Option Agreement, (i) "COMPANY" means Tab Products Co., a Delaware corporation, and any successor thereto; (ii) "PARTICIPATING COMPANY" means the Company and any present or future parent or subsidiary corporation of the Company (as those terms are defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "CODE"); and (iii) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

     1. GRANT OF THE OPTION. The Option is granted effective as of December 14, 2000 (the "DATE OF GRANT"). The Number of Option Shares and the Exercise Price are subject to adjustment from time to time as provided in paragraph 9.

     2. TAX STATUS OF THE OPTION. The Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422 of the Code.

     3. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised after the first to occur of (a) the tenth (10th) anniversary of the Date of Grant (the "OPTION EXPIRATION DATE"), (b) the last date for exercising the Option following termination of the Optionee's employment as described in paragraph 4(g), or (c) a Change of Control, as defined and to the extent provided in paragraph 4(h) below.

     4.   EXERCISE OF THE OPTION.

          (a) RIGHT TO EXERCISE. Except as otherwise provided below, subject to the Optionee's continued employment with a Participating Company, the Option shall become exercisable in installments on each of the first four (4) anniversaries of the Date of Grant, each such installment being equal to twenty-five percent (25%) of the Number of Option Shares.

          (b) METHOD OF EXERCISE. The Option may be exercised by written notice to the Company, which must state the Optionee's election to exercise the Option, the number of shares of stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent as may be reasonably required by the Company. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 3 above, accompanied by full payment of the aggregate Exercise Price for the number of shares of stock being purchased and


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the tax withholding, if any, required pursuant to paragraph 4(d) below. The
Option shall be deemed to be exercised upon receipt by the Company of such written notice and such payment.

          (c) PAYMENT OF EXERCISE PRICE. Payment of the aggregate Exercise Price shall be made (i) in cash or by check; (ii) by tender to the Company, or attestation to the ownership, of whole shares of the Company's common stock owned by the Optionee having a fair market value not less than the aggregate Exercise Price of the Option, which either have been owned by the Optionee for more than six (6) months (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company; (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (a "CASHLESS EXERCISE"); or (iv) by any combination of the foregoing. Notwithstanding the foregoing, (x) the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of the Company's stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock, and (y) the Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any Cashless Exercise program and/or procedure.

          (d) TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise agrees to make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, of any and all Participating Companies which arise in connection with the Option. The Option shall not be exercisable unless such tax withholding obligations are satisfied in full. Accordingly, the Company shall have no obligation to deliver shares of stock until such tax withholding obligations have been satisfied by the Optionee.

          (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares of stock as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of stock upon the exercise of the Option.

          (g) EFFECT OF TERMINATION OF EMPLOYMENT. Subject to earlier termination of the Option as otherwise provided herein, the Option shall be exercisable after the Optionee's termination of employment with the Participating Company Group only during the applicable time period determined in accordance with this paragraph 4(g) and thereafter shall terminate.

               (i) DISABILITY OR DEATH. If the Optionee ceases to be an employee of the Participating Company Group because of the Optionee's disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's


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employment terminated, but in any event no later than the Option Expiration
Date. The Optionee's employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of employment.

               (ii) OTHER TERMINATION OF EMPLOYMENT. If the Optionee ceases to be an employee of the Participating Company Group for any reason except disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee at any time prior to the expiration of three (3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Expiration Date.

               (iii) EMPLOYMENT AND TERMINATION OF EMPLOYMENT DEFINED. For the purposes of this Option Agreement, the Optionee's employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company. Furthermore, for the purposes of this Option Agreement, the Optionee's service as a member of the Board of Directors of the Company shall be treated as employment.

               (iv) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 5 below, the Option shall remain exercisable until three (3) months after the date on which the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               (v) LEAVE OF ABSENCE. For the purposes of this Option Agreement, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with a Participating Company remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the exercisability of the Option if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

          (h) CHANGE OF CONTROL. For the purposes of this Option Agreement, the term "CHANGE OF CONTROL" shall have the meaning assigned such term by the Change of Control Agreement entered into between the Optionee and the Company (the "CHANGE OF CONTROL AGREEMENT"). In the event of a Change of Control, notwithstanding any provision hereof to the contrary, the Option shall become immediately exercisable and vested in full as of the date that is ten (10) days prior to the Change of Control, provided that any exercise of the Option permissible as a result of the foregoing acceleration of vesting shall be conditioned upon the consummation of the Change of Control. In addition, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of the Optionee, either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate effective as


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of the date of the Change of Control to that extent that the Option is neither assumed by the Acquiring Corporation nor exercised as of the date of the Change of Control.

     5. RESTRICTIONS ON GRANT OF OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of stock on exercise of the Option shall be subject to compliance with all applicable requirements of federal and state law with respect to such securities. The Option may not be exercised if the issuance of shares of stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     6. NONTRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

     7. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the exercise of the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

     8. RIGHTS AS A STOCKHOLDER OR EMPLOYEE. The Optionee shall have no rights as a stockholder with respect to any shares of stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 below. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of a Participating Company to terminate the Optionee's employment at any time.

     9. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. Appropriate adjustments shall be made in the number and class of shares of stock subject to the Option and in the Exercise Price in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares of stock subject to the Option are exchanged for, converted into, or otherwise become shares of another corporation (the "NEW SHARES"), the Board (as defined below) may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendments, the number of shares of stock subject to and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board in its discretion.


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     10.  BINDING EFFECT. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and be binding upon the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

     11. ADMINISTRATION. This Option Agreement shall be administered by the Board of Directors of the Company (the "BOARD") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein. All questions of interpretation of this Option Agreement shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     12. TERMINATION OR AMENDMENT. The Board may terminate or amend the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee. No amendment or addition to this Option Agreement shall be effective unless in writing.

     13. INTEGRATED AGREEMENT. This Option Agreement, together with the Change of Control Agreement, constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties between the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     14. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the jurisdiction in which the principal executive offices of the Company are located.

     15. COUNTERPARTS. This Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                        TAB PRODUCTS CO.
                                        By: /s/ Hans A. Wolf
                                           -------------------------------------
                                        Title: Chairman of the Board
                                              ----------------------------------

     The Optionee represents that the Optionee has read, is familiar with and hereby accepts the Option subject to all of the terms and conditions of this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

Date: February 21, 2001            /s/ Gary W. Ampulski
                                   -------------------------------------
                                   Gary W. Ampulski


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